Chittenden CORPORATION

As of September 30, 2002

Chittenden | THE BANK OF WESTERN MASSACHUSETTS | FLAGSHIP BANK | MAINE BANK & TRUST | Ocean | Chittenden

A Compelling Story

- Recognized competency in an attractive business mix
- Strategic acquisitions which provide strong earnings growth
- Low risk execution orientation provides an understandable opportunity
- Proven leadership provides aggressive focus to achieve superior financial results
- Well established and tangible shareholder orientation

Our Markets

- Economies in which we operate are stable with limited excess real estate inventory
- The underlying economic drivers are well diversified and have minimal technology exposure
- Chittenden's credit quality has remained very strong throughout the last ten years

Chittenden CORPORATION


Maine
Burlington
Vermont
Portland
New Hampshire
Kennebunk
Brattleboro
Manchester
Albany
Lowell
Massachusetts
Boston
Worcester
Springfield
Connecticut
Providence
Hartford
RHODE ISLAND

Loans by State	
VT	50%
MA	27%
NH	12%
ME	11%

Deposits by State	
VT	60%
MA	22%
NH	7%
ME	11%

	Assets
Chittenden Bank	$3,085
Bank of Western Mass	$521
Flagship Bank and Trust	$476
Maine Bank and Trust	$265
Ocean National Bank	$619

Chittenden CORPORATION

Strategic Direction

- Continue to expand the existing franchise and our financial management services
- Pursue acquisitions of banks and financial services companies

Acquisition Strategy

- Primarily focused on commercial banks that compliment our present banks or as a platform to expand into new markets
- Provide a structure and resources to enhance the target's earnings growth
- Chittenden Corp operates as a multi-bank holding company with significant operating autonomy at its five banks.

Recent Acquisitions	Year	Consideration	Headquarters
Bank of Western Massachusetts	1995	Cash/Stock	Springfield, Massachusetts
Flagship Bank and Trust	1996	Stock	Worcester, Massachusetts
Pomerleau Insurance Agency	1997	Cash	Burlington, Vermont
Vermont Financial Services Corp	1998	Stock	Brattleboro, Vermont
Maine Bank and Trust	2001	Cash	Portland, Maine
Ocean National Bank	2002	Cash	Kennebunk, Maine

Chittenden CORPORATION

Business Approach

- Deep relationships with worthwhile customers
- Focus on small and mid-sized businesses
- Maintain conservative underwriting standards and discipline
- Offer a complete range of banking products and services
- Geographically diverse branch franchise with both a consumer and small business focus
- Efficient generator of low cost stable deposits
- Strong referral source for the company's fee based businesses

Chittenden CORPORATION

Business Services

Cash Management (6%)

- Full menu of products
- Domiciled on one operating system
- Dial up and web based access available
- Annualized three year growth rate of 20%

Payroll Services (2%)

- Over 750 customers
- Full menu of products
- Annualized three year growth rate of 26%

Business Credit Cards (1%)

- Only available to commercial customers
- Credit review performed as part of the normal commercial lending process
- Total loans outstanding of $7 million and fee income generated for the nine months of 2002 was $638



Maine
Vermont
New Hampshire
Massachusetts

Chittenden Insurance (7%)

- Specializes in commercial property and casualty insurance
- Wholesale brokerage operation covering ten states
- Gross premium for the nine months of 2002 were $12 million

Retirement Plan Services (1%)

- Primary focus is on defined benefit and contribution plans
- Provides custodial/directed trustee services for non-qualified plans
- Total retirement plan assets of $484 million

Merchant Services (5%)

- Full array of products
- High level of service to business clients
- Only offered within the franchise
- Volume of transactions processed for the first nine months of 2002 were $654 million

* Numbers in ( ) are a percentage of total non interest income

Chittenden CORPORATION

Financial Management Services

Asset Management Services (20%)

- Over $2.6 billion in assets under administration
- Over $1.6 billion in assets under management
- Services include asset management and personal trust

Corporate Trust (4%)

- Operates throughout the Northeast with low risk and high efficiency
- Annualized three year growth rate of 14%
- Over 50% of revenues come from outside Vermont
- Over $1.7 billion in assets under administration

Mortgage Banking (16%)

- Full product menu offered through retail and wholesale distribution channels
- Originations for the first nine months of 2002 were $546 million
- Mortgage servicing portfolio of $2 billion with $15 million in MSR assets

Retail Investments - Broker/Dealer (4%)

- Broker/dealer established in 1998
- Expanding the operation in 2002 by adding additional brokers in Massachusetts and New Hampshire



Chittenden offers a wide variety of specialty businesses that are expanding throughout our footprint.

Captive Insurance

- Vermont is the U.S. domicile of choice for captive insurance companies
- Chittenden Bank is the leader for banking services to this industry

Government Banking

- Leader in government banking for Vermont
- Customers use a wide array of transaction, loan and deposit products
- Over $97 million in loans and $248 million in deposits

Automotive Finance

- Discretionary asset generator
- Operates only within our franchise
- Over $110 million in loans and $65 million in leases
- Insures the residual value of leasing assets

Chittenden CORPORATION

Consistent Superior Financial Performance

- Strong net interest margin
- Low cost stable sources of funding
- Strong fee based revenues in targeted businesses
- Efficient cost structure
- Strong capital
- Conservative reserves, and excellent credit quality

Chittenden CORPORATION

Strong Consistent Net Interest Margin


4.71%
4.67%
4.73%
4.74%
4.59%
1998
1999
2000
2001
YTD 2002

Stable net interest margin through a variety of interest rate cycles

Chittenden CORPORATION

A Diversified Loan Portfolio


12/31/98
Consumer 15%
Commercial 21%
Home Equity 6%
Construction 3%
Commercial RE 21%
Residential 34%


12/31/00
Consumer 16%
Commercial 21%
Home Equity 5%
Construction 2%
Commercial RE 25%
Residential 31%


9/30/02
Consumer 10%
Commercial 22%
Home Equity 6%
Construction 3%
Commercial RE 36%
Residential 23%

Portfolio *(in millions)*	1998	1999	2000	2001	9/30/02
Commercial	$581	$592	$600	$645	$666
Commercial RE	574	642	723	904	1,068
Construction	69	55	58	80	81
Residential	927	918	884	672	695
Home Equity	160	149	140	183	200
Consumer	416	549	451	354	293
Total	$2,727	$2,905	$2,856	$2,838	$3,003

√ No syndicated credits

Chittenden CORPORATION

Strong Core Funding

12/31/98


CDs > $100,000
5%
Demand
Deposits
16%
CDs < $100,000
22%
Borrowings
4%
Savings/NOWs/
MMAs
53%

12/31/00


CDs > $100,000
6%
Demand
Deposits
16%
CDs < $100,000
18%
Borrowings
3%
Savings/NOWs/
MMAs
57%

9/30/02


CDs > $100,000
5%
Demand
Deposits
15%
CDs < $100,000
16%
Borrowings
7%
Savings/NOWs/
MMAs
57%

Funding	1998	1999	2000	2001	9/30/02
Demand Deposits	$615	$534	$531	$621	$682
Savings/NOWs/MMAs	2,033	1,808	1,934	2,218	2,560
CDs < $100,000	834	649	615	635	692
CDs > $100,000	198	215	212	196	238
Borrowings	136	197	94	44	303
Total	$3,816	$3,403	$3,386	$3,714	$4,475

Chittenden
CORPORATION

A Strong Diversified Stream of Noninterest Income

12/31/98


Other
21%
Investment Management Income
19%
Insurance Commissions
4%
Credit Card Income
8%
Service Charges on Deposits
31%
Gains on Sales of Loans
12%
Mortgage Servicing Income
5%

12/31/00


Other
20%
Investment Management Income
Insurance Commissions
5%
Credit Card Income
10%
Service Charges on Deposits
Gains on Sales of Loans
5%
Mortgage Servicing Income

YTD 2002


Other
20%
Investment Management Income
26%
Insurance Commissions
6%
Credit Card Income
6%
Service Charges on Deposits
26%
Gains on Sales of Loans
15%
Mortgage Servicing Income
1%

	1998	1999	2000	2001	YTD 2002
Investment Management Income	$12,913	$14,290	$13,567	$15,722	$11,750
Service Charges on Deposits	20,556	18,330	13,875	14,294	11,919
Mortgage Servicing Income	3,274	3,589	4,079	3,564	432
Gains on Sales of Loans	7,976	5,361	2,818	11,207	6,702
Credit Card Income	5,403	5,545	5,349	3,964	2,715
Insurance Commissions	2,878	2,538	2,894	3,391	3,005
Other	13,780	13,750	10,527	11,591	8,976
	$66,780	$63,403	$53,109	$63,733	$45,499
% of Total Revenue	28%	27%	25%	27%	24%

Chittenden CORPORATION

Financial Summary

		YTD 2002	2001	2000	1999	1998
	Per Common Share					
Earnings	Diluted Earnings *	$1.43	$1.80	$1.74	$1.54	$1.38
	Diluted Earnings	$1.43	$1.80	$1.72	($0.07)	$1.38
	Dividends	$0.59	$0.76	$0.75	$0.65	$0.55
	Book Value	$12.97	$11.56	$10.49	$10.22	$11.22
	Tangible Book Value	$10.84	$10.52	$10.00	$9.70	$9.23
	Performance Ratios					
Growth	Net Interest Margin	4.59%	4.74%	4.73%	4.67%	4.71%
	Return on Average Equity *	15.78%	16.55%	17.44%	14.69%	13.05%
	Return on Average Assets *	1.38%	1.51%	1.56%	1.34%	1.22%
	Dividend Payout Ratio	40.66%	42.15%	42.85%	41.55%	39.30%
	Efficiency Ratio	58.80%	56.13%	54.47%	58.36%	60.08%
	Credit Quality Data					
Credit	NPAs to Loans & OREO	0.54%	0.46%	0.42%	0.33%	0.72%
	Loan Loss Reserve to Loans	1.57%	1.59%	1.41%	1.42%	1.51%
	Net Charge-Offs to Average Loans	0.20%	0.24%	0.32%	0.31%	0.46%
	Capitalization					
Capital	Leverage	8.85%	7.99%	8.65%	8.17%	7.58%
	Tier 1	11.38%	10.32%	10.82%	11.96%	10.76%
	Risk-Based	13.25%	11.57%	12.08%	13.23%	12.02%

* Operating

Chittenden CORPORATION

Return on Average Equity



17.55%
18.29%
17.44%
16.55%
15.78%
14.69%
13.77%
13.05%
18.00%
16.00%
14.00%
12.00%
10.00%
1997
1998
1999
2000
2001
YTD 2002

(1) Ratios calculated based on operating net income for the year.

Without Vermont Financial Services Corp

Chittenden CORPORATION

Return on Average Assets



1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
1.52%
1.53%
1.56%
1.51%
1.38%
1.34%
1.27%
1.22%
1997
1998
1999
2000
2001
YTD 2002

(1) Ratios calculated based on operating net income for the year.

Without Vermont Financial Services Corp

Chittenden CORPORATION

High Performance Bank Peer Group

	Market Valuation				Capital	Profitability			Credit Quality	
	Price / LTM	Price / 2003E	Price / Tangible Book	Dividend Yield	Equity / Assets	LTM ROAA	LTM ROAE	LTM Efficiency Ratio	NPAs/ Loans	Reserves/ Loans
Chittenden Corp.	15.8 x	13.3 x	273.06 x	2.94 %	8.34 %	1.39 %	15.82 %	58.41 %	0.54 %	1.60 %
Median:	14.4 x	13.0 x	277.96 x	2.92 %	7.83 %	1.56 %	18.04 %	51.54 %	0.63 %	1.49 %
Average:	14.3	12.8	289.69	2.74	7.96	1.48	19.08	52.74	0.64	1.48
High:	23.3	17.1	432.65	4.06	10.63	2.16	29.71	71.67	1.09	2.74
Low:	9.6	6.1	177.32	0.48	5.87	0.97	15.67	39.91	0.02	0.64

Price / Earnings



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
(x)
16.50
14.81
14.10
14.70
15.33
15.73
14.19
12.92
13.29
12.95
1999
2000
2001
2002
2003E
CHZ
PEER MEDIAN

Notes:

Peer group is comprised of all bank holding companies with assets between $3 and $10 billion, a ROAE greater than 15%, a non-performing asset rat than 1.5% and a net interest margin greater than 3.00%.

Nonperforming assets include loans past due 90 days or more and still accruing, nonaccrual loans, restructured loans and foreclosed real estate.

Source: SNL Securities, L.P. (Prices as of October 29, 2002; financial data at, or for the twelve months ended, September 30, 2002)

Chittenden CORPORATION

A Compelling Story

- Strong market share and a proven acquisition acumen
- Low risk balance sheet with a prudent growth strategy
- Diversified banking services with a solid balance of net interest and fee revenues
- Low exposure to volatile sectors with a fortress balance sheet

Chittenden CORPORATION

Chittenden
CORPORATION

Acquisition of

GRANITE STATE BANKSHARES
The Power of Local Banking

November 8, 2002

Chittenden   THE BANK OF WESTERN MASSACHUSETTS   FLAGSHIP BANK   MAINE BANK & TRUST   Ocean

Summary of Significant Terms

Purchase Price:	$46.00 per share
Transaction Value:	$247 million
Transaction Structure:	50%/50% stock/cash mix
Exchange Ratio:	Fixed at 1.64 Chittenden shares for each Granite State share
Estimated Cost Savings:	20% of Granite State's expenses (expected to be phased in 50% in 2003 and 100% in 2004)
Due Diligence:	Completed
Board Representation:	One Granite State Director to be added to Chittenden Corporation Board
Collars / Walk-Away:	None
Termination Fee:	$13 million
Required Approvals:	Granite State shareholders Customary regulatory approvals
Expected Closing:	Second quarter of 2003

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Snapshot of Granite State

Granite State's operations and culture are an excellent fit with those of Chittenden's

Attractive Commercial and Community Banking Franchise	▪ $633 million in loans ▪ $769 million in deposits (94% core deposits) [1] ▪ Approximately 45% of Granite State's loans are commercial ▪ Operates 19 branches and 46 ATMs in Hillsborough, Cheshire, Rockingham, Strafford and Merrimack counties in New Hampshire
Market Position	▪ Granite State is the largest independent commercial bank in New Hampshire ▪ In 8 of the towns in which it operates, Granite State ranks 1st or 2nd
Solid Fee Income Generation through GSBI Insurance Group	▪ Formed in 2002 through the acquisitions of Blake Insurance Agency, Sise Insurance Agency and Sise Financial Services ▪ One of the largest agencies in New Hampshire; largest agency in the Seacoast ▪ $23 million in annual premiums

1. *Core deposits exclude all CDs greater than $100,000.*

Transaction Rationale

Franchise Enhancing	▪ Consistent with our long-term strategic plan ▪ Logical extension of Chittenden's existing Vermont and New Hampshire presence ▪ Catapults Chittenden to the 4th largest New Hampshire bank ranked by deposits
Improves Franchise Demographics	▪ Granite State's market demographics compare favorably with those of Chittenden, especially in the attractive Hillsborough and Rockingham counties ▪ Granite State provides Chittenden with a platform for expansion into higher growth and more affluent markets
Strong Performing Bank with Growth Opportunities	▪ Granite State has solid fundamentals and a low-risk balance sheet ▪ Granite State is a "clean" institution with transparent accounting and familiar business lines ▪ Strong fee income growth potential from Chittenden's business services and wealth management units

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Transaction Rationale

Attractive Financial Results	▪ Accretive to GAAP and cash earnings and book value per share using conservative earnings projections for Granite State ▪ 2.6%, or 5 cents, accretion to cash EPS in 2003 ▪ 0.8%, or 2 cents, accretion to GAAP EPS in 2003 ▪ Strong pro forma asset quality
Low-risk Transaction	▪ Identical operating system as Maine Bank & Trust and Ocean National Bank ▪ Commonality of cultures and business philosophy ▪ No unusual products or operations that are unfamiliar to Chittenden ▪ Chittenden has demonstrated success in executing and integrating similar transactions

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Building a Strong Commercial Banking Franchise in New Hampshire


NEW HAMPSHIRE
MAINE
VERMONT
Merrimack
Strafford
Cheshire
Hillsborough
Rockingham
MASSACHUSETTS
Chittenden
Granite State

Excludes zero deposit branches.

Chittenden CORPORATION

GRANITE STATE BANKSHARES

Strong Financial Position

($ in millions)

	Chittenden	Granite State
Balance Sheet Items		
Assets	$4,966	$1,107
Net Loans	2,955	624
Deposits	4,172	769
Equity	414	89
Core Deposits / Total Deposits [(1)]	94.3 %	94.3 %
Income Statement Items		
ROAA	1.32 %	1.25 %
ROAE	15.4	15.5
Net Interest Margin	4.49	3.80
Efficiency Ratio	57.8	56.2
Fee Income / Operating Revenue	21.7	24.0

Financial data as of or for the quarter ended September 30, 2002.
1. Core deposits exclude CDs greater than $100,000.

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Loan Composition Remains Diversified

At or for the quarter ended September 30, 2002

($ in millions)	Chittenden		Granite State		Pro Forma	
	Loans	%	Loans	%	Loans	%
Commercial & Industrial	$666	22.1 %	$37	5.9 %	$703	19.3 %
Commercial Real Estate	1,149	38.3	248	39.1	1,396	38.4
Residential Real Estate	895	29.8	310	49.0	1,206	33.2
Consumer	293	9.8	38	6.0	331	9.1
Total Loans and Leases	$3,003	100.0 %	$633	100.0 %	$3,636	100.0 %
Less: Loan Loss Reserves	(48)		(9)		(57)	
Net Loans	**$2,955**		**$624**		**$3,579**	
Yield	**6.42%**		**6.60%**		**6.45%**	

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Maintains Excellent Asset Quality

At or for the quarter ended September 30, 2002

	CHZ	GSBI	Pro Forma Combined
Non-Performing Assets / Total Assets	0.33 %	0.13 %	0.29 %
Non-Performing Assets / Gross Loans	0.54	0.22	0.48
Reserves / Non-Performing Loans	293.6	549.0	314.6
Reserves / Gross Loans	1.57	1.24	1.51
Net Charge-Offs / Average Loans	0.41	0.01	0.34

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Deposit Mix

At or for the quarter ended September 30, 2002

($ in millions)	Chittenden		Granite State		Pro Forma	
	Deposits	%	Deposits	%	Deposits	%
Non-Interest Bearing Checking	$681	16.4 %	$115	14.8 %	$796	16.1 %
Savings	398	9.5	93	12.2	491	9.9
NOW and Money Market	2,163	51.8	312	40.6	2,475	50.1
CDs < $100,000	692	16.6	205	26.7	897	18.2
CDs > $100,000	238	5.7	44	5.7	282	5.7
Total Deposits	**$4,172**	**100.0 %**	**$769**	**100.0 %**	**$4,941**	**100.0 %**
Cost [1]	**1.45%**		**1.91%**		**1.52%**	

1. *Includes non-interest bearing deposits.*

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Visit our website for a wide range of products, latest financial reports and many other interactive services: **www.chittendencorp.com**